Lincoln Life Variable Annuity Account W
                        Wells Fargo New DirectionsSM Core
                       Wells Fargo New DirectionsSM Access
                      Wells Fargo New DirectionsSM Access 4

                 Supplement to the Prospectus dated August 2001
                             Effective April 9, 2002


     This Supplement describes a change to your Wells Fargo New DirectionsSM variable annuity contract. Please keep this Supplement with your current Wells Fargo New DirectionsSM Prospectus and retain it for reference.

     The following will be inserted immediately prior to General death benefit information.


Accumulated Benefit Enhancement (ABESM)

     In addition to the death benefit offered under the contract, we also provide to eligible contractowners of non-qualified contracts an Accumulated Benefit Enhancement (ABE) Death Benefit option, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Death Benefit if:

o you are utilizing the proceeds of a variable annuity contract of any insurer not affiliated with Lincoln Life to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit.

o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require Lincoln Life approval);

o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit;

o the contractowners, joint owners and annuitants of this contract must have been an owner(s) or annuitant of the prior contract(s);

o the contractowner must also select one of the following death benefit options offered under the contract: the Enhanced Guaranteed Minimum Death Benefit (EGMDB) or the Estate Enhancement Benefit (EEB).

     Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on death benefits before the annuity commencement date and general death benefit information in the Prospectus).

     Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

     The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by Lincoln Life. However, Lincoln Life will impose a limit on the prior contract's death benefit equal to the lesser of:

1)       140% of the prior contract's cash value; or
2)       the prior contract's cash value plus $400,000.

     In addition, if the actual cash surrender value received by Lincoln Life is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

     For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to Lincoln Life at the time of the application. Lincoln Life will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

     If more than one annuity contract is exchanged to Lincoln Life, the ABE Death Benefit will be calculated for each prior contract separately, and then added together to determine the total ABE Death Benefit.

     Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the contract date, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by Lincoln Life for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by Lincoln Life for payment.

The ABE Death Benefit will terminate on the earliest of:
(1) the valuation date the selected death benefit option of the contract is changed; or
(2) the annuity commencement date.

     It is important to realize that this ABE Death Benefit will in many cases be less than the death benefit from your prior carrier. This is always true in the first year, when only 75% of the Enhancement Amount is available.

     The ABE Death Benefit may not be available in all states. Please check with your investment representative regarding availability.